UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 3, 2026
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
NYSE Texas, Inc.
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 3, 2026, the Board of Directors (the “Board”) of AZZ Inc. (the “Company”) appointed Ms. Rhonda Davenport, 43, as Chief Human Resources Officer. Prior to joining AZZ, Ms. Davenport served as Chief People Officer at Cain Watters & Associates (“Cain Watters”), a privately held specialized financial planning and Certified Public Accounting firm from 2017 to 2026. Prior to joining Cain Watters, Ms. Davenport served as Director, Human Resources at Unisys Corporation, a publicly traded global information technology services and consulting firm from 2016 to 2017. Ms. Davenport has also previously served in various human resources leadership roles with Speed Commerce, Sirius XM, Freeman Company, Kohl’s Department Stores, and the Federal Reserve Bank of Dallas. Ms. Davenport earned a Bachelor of Science in Interdisciplinary Studies with an emphasis in Human Resource Development and a minor in Business from Texas A&M University. She also holds a PHR certification from the Human Resource Certification Institute and a SHRM-CP certification from the Society for Human Resource Management.

In her position as the Company’s Chief Human Resources Officer, Ms. Davenport will receive an annual base salary of $375,000. She will be entitled to a one-time sign-on cash bonus of $75,000. If Ms. Davenport voluntarily terminates her employment with the Company before completing one year of service, she will be required to repay the full amount of the sign-on bonus to the Company within ten (10) business days following her termination of employment.

For the Company's current fiscal year 2027, Ms. Davenport will have the opportunity to earn an annual cash incentive award under the Company’s Senior Management Bonus Plan (the “STI Plan”), as amended, with a target amount of 70% of her annual salary upon the achievement of certain individual and Company performance metrics, which will be paid on a prorated basis for the remainder of the Company’s fiscal year. She will also receive prorate fiscal year 2027 (“FY2027”) annual equity target awards based upon 70% of her annual base salary, consisting of: (i) 50% performance share units (“PSUs”) that vest and are settled at the end of a three-year performance cycle based upon the achievement of pre-determined performance metrics, and (ii) 50% restricted stock units (“RSUs”) that vest one-third each year, subject to her continued employment through the vesting date, both of which will be issued under the Company's 2023 Long-Term Incentive Plan (the “2023 Plan”).

Name	Position	FY2027 Base Salary	FY2027 Full Year STI Plan Target Award	FY2027 Full Year LTI Plan Target Award
Rhonda Davenport	Chief Human Resources Officer	$375,000	$262,500(1)	$262,500(1)

(1)The fair market value of Ms. Davenport’s pro-rata portion of her annual FY2027 STI and LTI target awards is $153,125, which covers the period from August 3, 2026 (her hire date) to February 28, 2027.

Ms. Davenport will also be entitled to participate in the Company's relocation program and benefits that are applicable to other employees under the Company's benefit plans and policies.

Ms. Davenport is eligible to participate in the AZZ Inc. Executive Officer Severance Plan (the “Severance Plan”) and receive benefits in the event Ms. Davenport’s employment is terminated by the Company without Cause, by Ms. Davenport for Good Reason or in the event of a change in control (each term as defined in the Severance Plan). The Severance Plan provides for severance payments which may include: (i) 24 months of base salary, (ii) accrued paid time off through the date of termination, (iii) a pro-rated annual cash bonus based upon the Company’s actual performance and the number of days of employment in the calendar year of termination, (iv) full vesting of all outstanding time based equity awards that have been , and (v) COBRA continuation coverage for 24 months. In the event of a termination, the receipt of severance payments is conditioned upon the execution of a general release in a form approved by the Company. In addition, Ms. Davenport will be eligible to participate in the AZZ Executive Retiree LTI Plan (the “ERP”), which provides for continued vesting of certain outstanding annual equity awards following a qualified retirement, subject to meeting age, service notice, and other requirements as set forth in the ERP.

There are no arrangements or understandings between Ms. Davenport and any other person pursuant to which she was appointed as an officer. She does not have any family relationship with any director or other executive officer of the Company, and there are no transactions directly or indirectly in which Ms. Davenport has an interest requiring disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

The foregoing summary descriptions of the STI Plan, the 2023 Plan, the Severance Plan, and the ERP, are not complete and are qualified in their entirety by reference to the full text of such plans. The Severance Plan is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021; The ERP, is filed as Exhibit 10.16 to the Company's Annual Report on Form 10-K filed with the SEC on April 21, 2025; the 2023 Plan, is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on July 11, 2023; and the STI Plan set forth in Appendix B (Senior Management Bonus Plan) to the Company’s Proxy Statement on Schedule 14A filed with the SEC on May 28, 2015, as amended by the First Amendment to the Senior Management Bonus Plan, filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on January 21, 2016. Each of the foregoing documents is incorporated herein by reference.

A copy of the press release issued by the Company announcing the appointment of Ms. Davenport is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by AZZ Inc., dated August 3, 2026.
104	Cover Page Interactive File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: August 3, 2026	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary